EXHIBIT 10.11


                        DEFERRED COMPENSATION AGREEMENT


           DEFERRED COMPENSATION AGREEMENT made effective the 31ST day of DECEMBER , 1996, by and between STEINER LEISURE LIMITED., a Bahamian corporation (hereinafter referred to as "Company"), and LEONARD FLUXMAN, a resident of Dade County, Florida (hereinafter referred to as "Employee").


                             W I T N E S S E T H :

           WHEREAS, Company has heretofore employed Employee as an executive of the Company;

           WHEREAS, Employee's past services to the Company have contributed to the success of the Company;

           WHEREAS,   The  Company   desires  to  recognize   the  valuable  and
meritorious services performed on behalf of the Company by Employee and to offer him an incentive to remain as an employee of the Company;

           WHEREAS, The parties hereto desire to set forth in writing the terms and conditions of their understandings and agreements.

           NOW, THEREFORE, the parties hereto, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound, hereby agree as follows:

           1. RECITALS. The foregoing statements and recitals are true and correct and are incorporated herein by this reference.

           2. DEFERRED  COMPENSATION.  Employee may elect,  in  accordance  with
Section 3 of this Agreement, to defer annually the receipt of a portion of the Incentive Bonus ("Bonus") that Employee may be entitled to receive annually under the provisions of that certain Employment Agreement ("Employment Agreement") entered into between Employee and the Company or such greater amount as the Board of Directors of the Company may from time to time approve in writing. Any amount of said Bonus deferred pursuant to this Section shall be recorded by the Company in a deferred compensation account ("Account") maintained in the name of Employee. Upon Employee's election to defer receipt of said portion of or all of the Bonus, Company shall credit such amount to the Account at such time as the amount would otherwise be payable to Employee and shall also credit to the Account whatever earnings, if any, the investment of the Account may have produced. All right, title and interest in and to all amounts credited to the Account shall at all times be the sole and absolute property of Company and shall in no event be deemed to constitute a fund or collateral security for the payment under this Agreement. All amounts credited to the Account shall for all purposes be a part of the general funds of Company. To the extent that Employee or his designee acquires a right to receive payments under this Agreement such right shall be not greater than the right of any unsecured general creditor of Company. Neither Employee nor his designee shall have any interest whatsoever in any amount credited to the account. Amounts credited to Employee's Account may hereinafter be sometimes referred to as "Deferred Compensation".

           3. ELECTION BY EMPLOYEE. An election to defer receipt of all or a portion of Employee's Bonus shall be made in writing and shall become effective upon filing with the Company. An election shall remain in effect unless Employee amends or terminates the election by a notice in writing filed with Company. An amendment or termination of election shall be applicable only prospectively to Employee's Bonus and shall apply for the fiscal year immediately following the fiscal year of filing such notice with the Company, and shall not affect amounts previously credited to the Account. Employee may not amend or terminate the election with respect to the method or time of payment of the amounts credited to the Account.

           4. DISTRIBUTION. If Employee terminates employment other than on account of death then all amounts credited to Employee's Account shall be paid to Employee, at the time and in the manner specified in Employee's election filed with Company. Employee may elect to receive all amounts credited to his Account in one lump sum or in a specified number of equal annual installment payments. The date on which such lump sum payment shall be made, or the date on which the initial installment shall be paid, shall be specified in the form of election filed with Company and shall be determined by reference to the date on which Employee ceases to serve Company as an Employee. In the event that Employee dies prior to the termination of his employment no amounts credited to Employee's Account will be paid him.

           5. BENEFICIARY DESIGNATION. Subject to the provisions of Section 4, in the event that Employee shall die after terminating his employment but before all amounts credited to his Account shall have been paid to him, Company shall make payment of the balance of the amount in his Account to such person or persons as Employee shall designate by notice in writing filed with Company. Such payment shall be made in one lump sum or in equal annual installments, at the election of Employee. In the event that Employee shall fail to designate any beneficiary, then the balance of the amount in Employee's Account shall be paid to Employee's estate in one lump sum.

           6. LIFE INSURANCE. It is understood and agreed that Company shall be under no obligation whatsoever to purchase any life insurance policy, annuity policy, or to otherwise fund the Employee's Deferred Compensation hereunder. In the event that Company shall voluntarily elect to purchase any such medium of funding, Company shall be the absolute owner thereof and Employee shall have no rights therein. It is specifically understood and agreed that payment of Employee's Deferred Compensation hereunder shall at all times remain the general unsecured obligation of Company and any medium of funding so purchased by Company shall be the sole, exclusive and unrestricted property of Company. In any and all events, whether or not any such medium of funding is in fact purchased by Company, Company's liability to pay Deferred Compensation hereunder shall be limited to the aggregate sums and the manner of payment hereinabove set forth in the previous paragraphs of this Agreement.

           7. SPENDTHRIFT PROVISION. The Deferred Compensation payable hereunder shall not be subject to assignment and shall not be transferable by Employee or by any other party, nor shall same be subject to attachment, garnishment, execution or any other legal process by any creditor of Employee or Employee's estate; and Employee shall have no right to alienate, hypothecate, encumber or dispose of his right to receive all or any portion of the Deferred Compensation herein set forth; provided, however, that if, at the time of the death of Employee during his employment with Company, Employee is obligated to Company in any manner whatsoever, it is specifically recognized and agreed that the first amounts due to be paid hereunder as Deferred Compensation shall instead be used to satisfy Employee's obligations to Company in the order in which such payments are due hereunder. In the event that there is more than one named beneficiary of the Deferred Compensation due hereunder, such reduction and offset in such payments for reimbursements to Company shall be taken pro rata from the payments due to the respective beneficiaries hereunder in accordance with the respective amounts due to all such beneficiaries.

           8. RIGHT OF EMPLOYMENT. Nothing herein contained shall be construed or interpreted as giving Employee the right to be retained in the service and employment of Company, and Company and Employee each severally reserve the rights to terminate such employment for any reason whatsoever in accordance with such respective rights of termination as existed prior to the date of this Agreement or may exist in the future.

           9. COOPERATION FOR EXAMINATION. In the event that Company voluntarily elects to purchase one or more life insurance policies or other media of funding with respect to any Deferred Compensation hereunder which purchase requires any one or more medical examinations of Employee, the giving of financial or other information by Employee to any party (including but not limited to an insurance company) or any similar act requiring the cooperation of Employee, Employee shall fully cooperate with Company in the giving of such financial and other information and the submission to any such medical or other examination. Upon the failure of Employee to so cooperate in accordance with the provisions of this paragraph, or if Employee makes any misrepresentation or false statement, or omits any material statement of fact, or effects any other act of omission or commission which results in the failure of any insurance company to effect payments of death benefits under any such insurance policy, annuity or other medium of funding which Company voluntarily elects to purchase, then, upon the occurrence of any one or more of the foregoing events, this Agreement shall terminate and be of no further force or effect, and in such event, Company shall have no obligation for the payment of any Deferred Compensation.

           10. INCOME TAX WITHHOLDING. If Company shall be required under applicable law to withhold federal income or any other taxes of any kind or description with regard to any Deferred Compensation to be paid under this Agreement, including but not limited to federal withholding of income tax, federal social security taxes or any state or local governmental taxes of any kind, then any and all of such taxes shall be withheld prior to the payment of Deferred Compensation hereunder.

      11.   MISCELLANEOUS.

            (a) This  Agreement  shall be  binding  upon and shall  inure to the
benefit   of  the   respective   parties   hereto   and  the   heirs,   personal
representatives, successors and assigns of each of them.

            (b) This Agreement contains the entire understanding and agreement of the parties hereto and no future understanding or amendment shall be binding unless reduced to writing and signed by both parties.

            (c) This Agreement shall be construed and enforced in accordance with the substantive and remedial laws of the State of Florida. In the event of any dispute hereunder, the parties hereby agree that such dispute shall be resolved by and in any court of competent jurisdiction geographically situate in Dade County, Florida, and both parties hereby agree to submit to the personal jurisdiction of such court.

            (d) This Agreement may not be altered, amended, or modified except in a writing executed by all parties hereto.

            (e) Any party's failure to insist on compliance or enforcement of any provision of this Agreement shall neither affect its validity or enforceability or constitute a waiver of future enforcement of that provision or any other provision of this Agreement.

            (f) No part of this Agreement will be affected if any other part of it is held invalid or unenforceable.

            (g) This Agreement shall terminate upon the first occurrence of any of the following events:

                  (i) A termination of the employment of Employee for any reason whatsoever under the provisions of the Employment Agreement or any renewal or extension thereof.

                  (ii) A voluntary termination hereof by Company and Employee which voluntary termination shall be binding and conclusive upon the parties hereto and all heirs, personal representatives, successors and assigns of any or all of them.

            Notwithstanding any termination of this Agreement, each party shall continue to have any right to enforce any right that such party had under this Agreement at the time of termination of this Agreement.

            (h) If any term, provision, or condition of this Agreement shall be found by any court competent jurisdiction to be against public policy, illegal or void in any manner whatsoever, and such determination shall be upheld upon exhaustion of all appeals, such determination shall have the effect of terminating this Agreement AB INITIO and in such event this entire Agreement shall be rendered null, void and of no further force or effect and Company shall have no financial or other obligations hereunder to Employee, or any other person hereunder.

            (i) Any headings preceding the text of the several paragraphs hereof are inserted solely for the convenience of reference and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

      12. NOTICES. Any notice or election required or permitted to be given hereunder shall be in writing and shall be deemed to be given upon the date it is personally delivered to Employee or to an officer of the corporation other than LEONARD FLUXMAN or three business days after it is sent by registered or certified mail, return receipt requested addressed to such addressee at the address set forth in the Employment Agreement or any other address notified by a party to the other party in writing.

      IN WITNESS WHEREOF, the parties have caused this Deferred Compensation Agreement to be duly executed as of the day and year first above written.

                                          STEINER LEISURE LIMITED


                                          By:/S/ CLIVE E. WARSHAW
                                             -----------------------------------
                                             Clive E. Warshaw, Chairman
                                             of the Board and Chief
                                             Executive Officer


                                             /S/ LEONARD I. FLUXMAN
                                             -----------------------------------
                                             Leonard I. Fluxman

                                  EXHIBIT 10.12


                       SPLIT-DOLLAR INSURANCE AGREEMENT

            AGREEMENT MADE effective the __th day of _____, 1997, by and between STEINER LEISURE LIMITED, a Bahamian corporation, (hereinafter referred to as the "Company") and LEONARD FLUXMAN, a resident of Dade County, Florida (hereinafter referred to as the "Insured").

                             W I T N E S S E T H :

            WHEREAS, the Insured desires to insure his life, for the benefit and protection of his family; and

            WHEREAS, Company desire to assist Insured providing insurance for the benefit and protection of his family by paying the full amount of premiums due on the policy on the Insured's life; and

            WHEREAS, the Insured will be the owner of the policy of insurance on his life acquired pursuant to the terms of this Agreement, the policy will be assigned to the Company as security for the repayment of the amount which the Company will contribute toward payment of the premiums due on said policy;

            NOW, THEREFORE, the parties hereto, for and in consideration of the mutual covenants herein contained, the sum of TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt whereof is hereby acknowledged, and intending to be legally bound, hereby agree as follows:

            1. APPLICATION FOR INSURANCE. Insured agrees to apply for one or more policies (each a "Policy" and collectively the "Policies") of life insurance covering the life of Insured from such companies, in such types and face amounts, and on such terms and conditions as shall be referred to in Exhibit "A" attached hereto and made a part of this Agreement listing the insurer (the

"Insurer"), the face amount, the type and premium of each such policy.

            2. INCIDENTS OF OWNERSHIP. The Insured shall be the sole and absolute owner of any and all Policies and may exercise all ownership rights and incidents of ownership granted to the owner of each such Policy by Insurer, except as may expressly provided to the contrary in this Agreement. It is the intention of the parties that the Insured retain all rights that each such Policy grants to the owner thereof, except Company's right to be repaid the amounts that it pays toward the premiums on each such Policy. Specifically (but not limited thereto), Company may neither have nor exercise any rights as collateral assignee of each such Policy that could in any way defeat or impair the Insured's right to receive the cash surrender value or the death proceeds of each such Policy in excess of the amount due to Company under this Agreement. All provisions of the collateral assignment to the Company described in Section 5 below shall be construed so as to carry out such intention.

            3. DIVIDENDS. All dividends declared on each Policy may be applied to buy one-year term insurance on the life of the Insured, in an amount equal to such Policy's cash value as of such Policy's next anniversary date. If the premium for such term insurance is less than the amount of such dividend, then the balance of such dividend shall be used to reduce the premiums payable on such Policy. If such dividend is not adequate to buy the required amount of one-year term insurance on the life of the Insured, then the entire dividend may be applied to buy such term insurance on his life. The parties hereto agree that the dividend election provisions of each Policy shall conform to the provisions of this section.

            4. PREMIUM PAYMENTS. Except as otherwise provided in this Agreement, on or before the due date of each Policy premium, or within the grace period provided in each Policy, Company shall pay the full amount of such premium to the Insurer, and shall, upon request, promptly furnish to the Insured evidence of timely payment of each such premium. Company shall annually furnish to Insured a statement of the amount of income reportable by him for federal income tax purposes as a result of such premium payments.

          5. RIGHT OF REPAYMENT. To secure the repayment to the Company of the amount of premiums on each Policy paid by it hereunder, the Insured has,
contemporaneously   herewith,   assigned  the  Policy  to  the  Company  as
collateral, under the form used by the Insurer to such assignments, which collateral assignment specifi-cally limits the Company's right thereunder to the repayment of the amounts it paid towards premiums on such Policy. Such repayment shall be made from such Policy's cash surrender value if this Agreement is terminated or if the Insured surrenders or cancels such Policy, or from such Policy's death proceeds, if the Insured should die while such Policy and this Agreement remain in force. In no event shall the Company have any right to borrow against such Policy. Each Policy's collateral assignment shall not be terminated, altered, or amended by the Insured without the express written consent of the Company. The parties hereto agree to take all actions necessary to cause such collateral assignment to conform to the provisions of the Agreement.

            6.    RIGHTS OF THE INSURED IN THE POLICY.

                  6.1 RIGHTS OF THE COMPANY PROTECTED. The Insured shall take no action with respect to each Policy that would in any way compromise or jeopardize the Company's right to be repaid the amount it paid towards such Policy's premiums, without the Company's express written consent.

                  6.2 RIGHT TO BORROW. The Insured may pledge or assign such Policy, subject to the terms and conditions of this Agreement, in order to secure a loan from the Insurer or from a third party, in an amount that shall not exceed such Policy's cash surrender value as of the most recent date on which the premiums have been paid, less the amount of the premiums on such Policy paid by the Company. Interest charges on such loan shall be the responsibility of and shall be paid by the Insured. For each Policy year in which the Insured borrows against such Policy, the Company shall be correspondingly relieved of its obligation to pay any amounts towards premiums for that particular Policy year.

                  6.3 RIGHT TO CANCEL. The Insured shall have the sole right to surrender or cancel such Policy and to receive such Policy's full cash surrender value directly from the Insurer. Notwithstanding the foregoing, upon any surrender or cancellation of such Policy, the Company shall have the unqualified right to receive a portion of the cash surrender value equal to the total amount of the premiums paid by it under this Agreement. Immediately upon receipt of the cash value, the Insured shall pay to the Company the portion of such cash value to which it is entitled under this Agreement, and shall retain the balance, if any.

            7.    UPON THE INSURED'S DEATH.  Upon the death of the
Insured, the Company and the Insured shall promptly take all action necessary to obtain the death benefit provided under each Policy. The Company shall have the unqualified right to receive a portion of such death benefits equal to the total amount of the premiums paid by it under this Agreement. The balance of the death benefits provided under each Policy, if any, shall be paid directly to the beneficiary designated by the Insured in the manner and in the amount provided in such Policy's beneficiary designation provisions. In no event shall the amount payable to the Company under this Agreement exceed each Policy proceeds payable at the death of the Insured. No amount shall be paid from such death benefits to the beneficiary designated by the Insured until the full amount due to the Company has been paid. The parties agree that the beneficiary designation provision of each Policy shall conform to the provisions of this Agreement.

            8. RELEASE OF COLLATERAL ASSIGNMENT. For sixty (60) days after the date this Agreement is terminated, the Insured shall have the option of obtaining the release of the collateral assignment of each Policy to the Company. The Insured may exercise this option by repaying Company the total amount of the premium payments Company has made under this Agreement, and upon receipt of such amount, Company shall release the Employee's collateral assignment of each Policy by its execution and delivery of an appropriate instrument of release. If the Insured fails to exercise such option within the said sixty (60) day period, then, at the Company's written request, he shall execute any document required by the Insurer to transfer his interest in such Policy to the Company. Alternatively, the Company may enforce its right to be repaid the amount of each Policy premiums paid by it from the Policy's cash surrender value under such Policy's collateral assignment, and if the cash surrender value exceeds the amount of such premium payments, the excess will be paid to the Insured.

            9. TERMINATION. This Agreement shall automatically terminate upon cessation of Insured's employment with Company. In addition, this Agreement may be terminated by either party giving written notice to the other party of such intention to terminate. Such notice, if given, shall be given at least thirty
(30) days prior to the date on which the next premium on each Policy purchased in accordance herewith is due and payable; and within thirty (30) days after the receipt of any such notice of intention to terminate, the Insured shall have the right and option to assume Company's interest in and to the Policy from Company by paying to the Company an amount equal to the aggregate amount of premiums that the Company paid for such Policy. Notwithstanding such termination, each party shall continue to have the right to enforce any right that such party had at the time of termination under this Agreement. In the event of such purchase by Insured, Company shall execute all documents which may be necessary or advisable to release or otherwise transfer its interest in the Policy to the Insured.

            10. INSURER PROTECTED. The Insurer shall be fully discharged from its obligations under each Policy by payment of such Policy's death benefit to the beneficiary named in each such Policy, subject to such Policy's terms and conditions. In no event shall the Insurer be considered a party to this Agreement. No provision of this Agreement shall in any way be construed as enlarging, changing, varying, or in any other way affecting the Insurer's obligations as expressly provided in such Policy, except insofar as the provisions of this Agreement are made a part of such Policy by the collateral assignment document executed by the Insured and filed with the Insurer in connection with this Agreement.

            11. THE COMPANY AS FIDUCIARY. The Company is the named fiduciary under this Agreement and as such it shall have the authority to control the administration of this Agreement. The Company will make all determinations relating to the rights and benefits conferred by this Agreement, and its decision regarding any claim by the Insured or his beneficiary for benefits under this Agreement must be stated in writing and delivered or mailed to the Insured or such beneficiary. Such decision shall set forth the specific reasons for any such denial.

            12. GOVERNING LAW. This Agreement shall be executed and delivered in the State of Florida and shall be construed and enforced in accordance with the laws of such State. In the event of any dispute hereunder, the parties hereby agree that such dispute shall be resolved by and in any court of competent jurisdiction geographically situate in Dade County, Florida, and both parties hereby agree to submit to the personal jurisdiction of such court.

            13. MODIFICATION. This Agreement may not be altered, amended, or modified except in a writing executed by all parties hereto.

            14. BINDING AGREEMENT. This Agreement is binding on and enforceable by and against the parties, their successors, legal representatives, and assigns.

            15. NOTICES. Any notice or election required or permitted to be given hereunder shall be in writing and shall be deemed to be given upon the date it is personally delivered to Employee or to an officer of the corporation other than LEONARD FLUXMAN or three business days after it is sent by registered or certified mail, return receipt requested addressed to such addressee at the address set forth in any employment agreement entered into between the parties hereto and in effect or any other address notified by a party to the other party in writing.

            16. WAIVER. Any party's failure to insist on compliance or enforcement of any provision of this Agreement shall neither affect its validity or enforceability or constitute a waiver of future enforcement of that provision or any other provision of this Agreement.

            17.   COPIES.   More than one (1) copy of this Agreement
may be executed and all parties agree and acknowledge that each executed copy shall be a duplicate original.

            18. SEVERABILITY. No part of this Agreement will be affected if any other part of it is held invalid or unenforceable.

            19. HEADINGS. Any headings preceding the text of the several paragraphs hereof are inserted solely for the convenience of reference and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

            20. ENTIRE AGREEMENT. This Agreement contains the entire understanding and agreement of the parties hereto and no future understanding or amendment shall be binding unless reduced to writing and signed by both parties.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                                          STEINER LEISURE LIMITED


                                          By:/S/ CLIVE E. WARSHAW
                                             -----------------------------------
                                             Clive E. Warshaw, Chairman
                                             of the Board and Chief
                                             Executive Officer


                                             /S/ LEONARD I. FLUXMAN
                                             -----------------------------------
                                             Leonard I. Fluxman